                                                                   Exhibit 10.2

                                                                  EXECUTION COPY
                                                                    LOAN #4010-7





================================================================================




                               SECURITY AGREEMENT

                                   dated as of

                                December 5, 2001

                                     between

                        XM SATELLITE RADIO HOLDINGS INC.

                                       and

                       BOEING CAPITAL SERVICES CORPORATION





================================================================================

                                TABLE OF CONTENTS

                                                                                                               PAGE


ARTICLE I DEFINITIONS.............................................................................................1
         1.01     CUSTOMER CREDIT AGREEMENT.......................................................................1
         1.02     UCC TERMS.......................................................................................1
         1.03     CERTAIN DEFINED TERMS...........................................................................1
         1.04     INTERPRETATION..................................................................................2
         1.05     CAPTIONS........................................................................................2

ARTICLE II REPRESENTATIONS AND WARRANTIES.........................................................................2

ARTICLE III COLLATERAL............................................................................................3
         3.01     COLLATERAL......................................................................................3

ARTICLE IV FURTHER ASSURANCES; REMEDIES...........................................................................4
         4.01     DELIVERY AND OTHER PERFECTION...................................................................4
         4.02     OTHER FINANCING STATEMENTS AND LIENS............................................................4
         4.03     PRESERVATION OF RIGHTS..........................................................................5
         4.04     SPECIAL PROVISIONS RELATING TO THE ASSIGNED AGREEMENTS..........................................5
         4.05     EVENTS OF DEFAULT, ETC..........................................................................5
         4.06     DEFICIENCY......................................................................................6
         4.07     LOCATIONS; NAMES................................................................................6
         4.08     PRIVATE SALE....................................................................................6
         4.09     APPLICATION OF PROCEEDS.........................................................................6
         4.10     ATTORNEY-IN-FACT................................................................................7
         4.11     PERFECTION......................................................................................7
         4.12     TERMINATION.....................................................................................7
         4.13     FURTHER ASSURANCES..............................................................................7

ARTICLE V MISCELLANEOUS...........................................................................................8
         5.01     NOTICES.........................................................................................8
         5.02     NO WAIVER.......................................................................................8
         5.03     AMENDMENTS, ETC.................................................................................8
         5.04     EXPENSES........................................................................................8
         5.05     SUCCESSORS AND ASSIGNS..........................................................................9
         5.06     COUNTERPARTS....................................................................................9
         5.07     GOVERNING LAW; JURISDICTION; ETC................................................................9
         5.08     WAIVER OF JURY TRIAL............................................................................9
         5.09     AGENTS AND ATTORNEYS-IN-FACT...................................................................10
         5.10     SEVERABILITY...................................................................................10



                               Security Agreement

SECURITY AGREEMENT, dated as of December 5, 2001 (this "AGREEMENT") between XM SATELLITE RADIO HOLDINGS INC., a corporation formed under the laws of Delaware (the "CUSTOMER") and BOEING CAPITAL SERVICES CORPORATION, a corporation formed under the laws of Delaware, as Lender under the Customer Credit Agreement referred to below (the "LENDER") for the benefit of the Lender and its successors and any other Person that becomes a Lender under the Customer Credit Agreement referred to below pursuant to Section 8.04 of the Customer Credit Agreement.

The Customer and the Lender are parties to the Customer Credit Agreement dated as of December 5, 2001 (as modified and amended from time to time, the "CUSTOMER CREDIT AGREEMENT"), providing, subject to the terms and conditions thereof, for the extension of credit to be made by the Lender to the Customer in an aggregate principal amount not exceeding Thirty Five Million Dollars ($35,000,000).

To induce the Lender to enter into the Customer Credit Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Customer has agreed to grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as so defined). Accordingly, the parties hereto agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

1.01 CUSTOMER CREDIT AGREEMENT. Unless otherwise defined herein, terms defined in the Customer Credit Agreement are used herein as defined therein. In addition, capitalized terms used in the preamble hereto shall have the respective meanings given thereto, and as used herein:

1.02 UCC TERMS. The terms "Accounts", "Chattel Paper", "Deposit Account", "Document", "Electronic Chattel Paper", "Equipment", "Fixture", "General Intangible", "Goods", "Instrument", "Inventory", "Investment Property", "Letter-of-Credit Right", "Payment Intangible", "Proceeds" and "Software" have the respective meanings ascribed thereto in Article 9 of the UCC.

1.03     CERTAIN DEFINED TERMS.  AS USED HEREIN:

         "AGREEMENT" has the meaning given to that term in the first introductory paragraph of this Agreement.

         "ASSIGNED AGREEMENTS" means the SPA Assignment and the Ground Spare Satellite Bus Provisions of the Satellite Purchase Agreement.

         "COLLATERAL" has the meaning given to that term in Article 3.


                               Security Agreement

         "CUSTOMER" has the meaning given to that term in the first introductory paragraph of this Agreement.

         "CUSTOMER CREDIT AGREEMENT" has the meaning given to that term in the second introductory paragraph of this Agreement.

         "LENDER" has the meaning given to that term in the first introductory paragraph of this Agreement.

         "SECURED OBLIGATIONS" means, collectively, (a) the principal of and interest on the Loans and all other amounts whatsoever now or hereafter from time to time owing by the Customer to the Lender under the Loan Documents, and (b) all present and future obligations of the Customer to the Lender hereunder.

         "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

1.04 INTERPRETATION. The terms used herein shall be interpreted in accordance with the provisions of Section 1.02 of the Customer Credit Agreement, which shall apply equally to this Agreement MUTATIS MUTANDIS.

1.05 CAPTIONS. The table of contents and caption and section headings appearing herein are included solely for reference and are not intended to affect the interpretation of any provision of this Agreement.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

The Customer represents and warrants to the Lender that:

(a) TITLE AND PROPERTY. It is the sole beneficial owner of the Collateral in which it purports to grant a security interest pursuant to Article III, and no Lien exists upon such Collateral, except for Liens permitted under Section 6.02 of the Customer Credit Agreement and except for the security interest in favor of the Lender created pursuant hereto. The security interest created pursuant hereto constitutes a valid and perfected security interest in the Collateral in which the Customer purports to grant a security interest pursuant to
         Article III, subject to no equal or prior Lien except as expressly permitted by Section 6.02 of the Customer Credit Agreement.


                               Security Agreement

(b)      NAMES, ETC.

         (i) The full and correct legal name, type of organization, jurisdiction of organization, organizational ID number (if applicable) and mailing address of the Customer as of the date hereof are correctly set forth in ANNEX 1.

         (ii) ANNEX 1 correctly specifies the place of business of the Customer or, if the Customer has more than one place of business, the location of the chief executive office of the Customer.

(c) CHANGES IN CIRCUMSTANCES. The Customer has not (a) within the period of four months prior to the date hereof, changed its location (as defined in Section 9-307 of the UCC), (b) except as specified in ANNEX 1, heretofore changed its name, or (c) except as specified in ANNEX 2, heretofore become a "new debtor" (as defined in Section 9-102(a)(56) of the UCC) with respect to a currently effective security agreement previously entered into by any other Person.

(d) FAIR LABOR STANDARDS ACT. Any Goods now or hereafter produced by the Customer included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended.

                                  ARTICLE III
                                   COLLATERAL

3.01 COLLATERAL. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, whether now existing or hereafter from time to time arising, the Customer hereby grants to the Lender as hereinafter provided, a security interest in all of the Customer's right, title and interest in, to and under the following property, assets and revenues, whether now owned by the Customer or hereafter acquired and whether now existing or hereafter coming into existence (all of the property, assets and revenues described in this Article III being collectively referred to herein as the "COLLATERAL"):

         (a) all rights, title and interest of the Customer in and to the Ground Spare Satellite Bus under the Ground Spare Satellite Bus Provisions of the Satellite Purchase Agreement, as assigned to the Customer in accordance with the SPA Assignment;

         (b) all rights, title and interest of the Customer in, to and under the Assigned Agreements;

         (c) all rights, title and interest of the Customer in and to proceeds of insurance maintained pursuant to Section 5.06 of the Customer Credit Agreement in respect of which the Lender is required by Section 5.06(b) of the Customer Credit Agreement to be named as loss payee; and


                               Security Agreement

         (d) all Proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the Collateral and, to the extent related to any Collateral, all books, correspondence, credit files, records, invoices and other papers (including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Customer or any computer bureau or service company from time to time acting for the Customer).

                                   ARTICLE IV

                          FURTHER ASSURANCES; REMEDIES

4.01     DELIVERY AND OTHER PERFECTION.  The Customer shall:

         (a) give, execute, deliver, file, record, authorize or obtain all such financing statements, notices, instruments, documents, agreements or consents or other papers as may be necessary or desirable in the judgment of the Lender to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Lender to exercise and enforce its rights hereunder with respect to such pledge and security interest (and the Customer hereby authorizes the Lender to file such financing statements in accordance herewith);

         (b) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Lender may reasonably require in order to reflect the security interests granted by this Agreement; and

         (c) permit representatives of the Lender, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Lender to be present at the Customer's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by the Customer with respect to the Collateral, all in such manner as the Lender may require.

4.02 OTHER FINANCING STATEMENTS AND LIENS. Except as otherwise permitted under Section 6.02 of the Customer Credit Agreement, without the prior written consent of the Lender, the Customer shall not file or cause to be on file, or authorize to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to any of the Collateral in which the Lender is not named as the sole secured party. The Customer shall make reasonable efforts to remove any financing statements or like instruments erroneously filed with respect to the Collateral.

                               Security Agreement

4.03 PRESERVATION OF RIGHTS. The Lender shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

4.04     SPECIAL PROVISIONS RELATING TO THE ASSIGNED AGREEMENTS.

         (a) The Customer shall remain liable to perform its respective duties and obligations under the Assigned Agreements in accordance with its terms to the same extent as if this Agreement had not been executed and delivered. The exercise by the Lender of any right, remedy, power or privilege in respect of this Agreement shall not release the Customer from any of its duties and obligations under the Assigned Agreements. The Lender shall not have any duty, obligation or liability under the Assigned Agreements included in the Collateral by reason of this Agreement or any other Loan Document, and the Lender shall not be obligated to perform any of the duties or obligations of the Customer under the Assigned Agreements or to take any action to collect or enforce any claim (for payment) under the Assigned Agreements.

         (b) No Lien granted by this Agreement in the Customer's right, title and interest in the Assigned Agreements shall be deemed to be a consent by the Lender to the Assigned Agreements.

4.05 EVENTS OF DEFAULT, ETC. During the period during which an Event of Default shall have occurred and be continuing:

         (a) the Customer shall, at the request of the Lender, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Lender and the Customer, designated in its request;

         (b) the Lender may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

         (c) the Lender shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the fullest extent permitted by applicable law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Lender were the sole and absolute owner thereof (and the Customer agrees to take all such action as may be appropriate to give effect to such right);

         (d) the Lender in its discretion may, in its name or in the name of the Customer or otherwise, demand, sue for, collect or receive any money or property at any time

                               Security Agreement
                  payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

         (e) the Lender, upon ten Business Days' prior written notice to the Customer of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Lender or any of its respective agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Lender deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Lender or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Customer, any such demand, notice and right or equity being hereby expressly waived and released. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

         The Proceeds of each collection, sale or other disposition under this
         Section 4.05, shall be applied in the manner specified in Section 4.09.

4.06 DEFICIENCY. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 4.05 are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Customer shall remain liable for any deficiency.

4.07 LOCATIONS; NAMES. Without at least 30 days' prior written notice to the Lender, the Customer shall not change its location (as defined in Section 9-307 of the UCC) or change its name from the name shown as its current legal name on ANNEX 1.

4.08 PRIVATE SALE. The Lender shall not incur any liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 4.05 conducted in a commercially reasonable manner. The Customer hereby waives any claims against the Lender arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Lender accepts the first offer received and does not offer the Collateral to more than one offeree.

4.09 APPLICATION OF PROCEEDS. Except as otherwise herein expressly provided, the Proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant

                               Security Agreement
         hereto, and any other cash at the time held by the Lender under this
         Section 4, shall be applied by the Lender:

         FIRST, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Lender and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Lender in connection therewith;

         NEXT, to the payment in full of the Secured Obligations; and

         FINALLY, to the payment to the Customer, or its successor or assign, or as a court of competent jurisdiction may direct, of any surplus then remaining.

4.10 ATTORNEY-IN-FACT. Without limiting any rights or powers granted by this Agreement to the Lender while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Lender is hereby appointed the attorney-in-fact of the Customer for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments that the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Lender shall be entitled under this Section 4 to make collections in respect of the Collateral, the Lender shall have the right and power to receive, endorse and collect all checks made payable to the order of the Customer representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

4.11 PERFECTION. Prior to or concurrently with the execution and delivery of this Agreement, the Customer shall file such financing statements and other documents in such offices as the Lender may request to perfect the security interests granted by Section 3 of this Agreement.

4.12 TERMINATION. When all Secured Obligations shall have been paid in full, this Agreement shall terminate, and the Lender shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Customer. The Lender shall also execute and deliver to the Customer upon such termination such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by the Customer to effect the termination and release of the Liens on the Collateral.

4.13 FURTHER ASSURANCES. The Customer agrees that, from time to time upon the written request of the Lender, it will execute and deliver such further documents and do such other acts and things as the Lender may reasonably request in order fully to effect the purposes of this Agreement.

                               Security Agreement

                                   ARTICLE V

                                  MISCELLANEOUS

5.01 NOTICES. All notices, requests, consents and demands hereunder shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereto or, as to either party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given on the date of receipt.

5.02 NO WAIVER. No failure on the part of the Lender to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

         The Customer irrevocably waives, to the fullest extent permitted by applicable law, any claim that any action or proceeding commenced by the Lender relating in any way to this Agreement should be dismissed or stayed by reason, or pending the resolution, of any action or proceeding commenced by the Customer relating in any way to this Agreement whether or not commenced earlier.

5.03 AMENDMENTS, ETC. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Customer and the Lender. Any such amendment or waiver shall be binding upon the Lender and the Customer.

5.04 EXPENSES. The Customer agrees to reimburse the Lender for all reasonable costs and expenses incurred by them (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (i) any Default and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with (w) performance by the Lender of any obligations of the Customer in respect of the Collateral that the Customer has failed or refused to perform, (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Lender in respect thereof, by litigation or otherwise, including expenses of insurance,
         (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and
         (ii) the enforcement of this Section 5.04, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Article III.

                               Security Agreement

5.05 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Customer and the Lender, (PROVIDED, HOWEVER, that the Customer shall not assign or transfer its rights or obligations hereunder without the prior written consent of the Lender).

5.06 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

5.07     GOVERNING LAW; JURISDICTION; ETC.

               (a) GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

               (b) SUBMISSION TO JURISDICTION. The Customer hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County and any appellate court therefrom in any action or proceedings arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Customer or its properties in the courts of any jurisdiction.

               (c) WAIVER OF VENUE. The Customer hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

               (d) SERVICE OF PROCESS. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

5.08 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON

                               Security Agreement

         CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND
         (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

5.09 AGENTS AND ATTORNEYS-IN-FACT. The Lender may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

5.10 SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                               Security Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the day and year first above written.



                                           XM SATELLITE RADIO HOLDINGS INC.



                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:

                                           Address for Notices:

                                           1500 Eckington Place NE
                                           Washington, DC  20002
                                           Attention:  Heinz Stubblefield
                                           Telecopy:  (202) 380-4500
                                           Telephone:  (202) 380-4000



                               Security Agreement

                                        BOEING CAPITAL SERVICES CORPORATION



                                        By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                        Address for Notices:

                                        500 Naches Avenue SW, Third Floor
                                        Renton, WA  98055
                                        Attention:      Mr. Christopher M. Cook
                                        Telecopy:       (425) 393-1002
                                        Telephone:      (425) 393-0835




                               Security Agreement

                                                              Annex 1 to the
                                                              Security Agreement



                                 FILING DETAILS


CURRENT LEGAL NAME:             XM Satellite Radio Holdings Inc.



TYPE OF ORGANIZATION:           corporation


JURISDICTION OF ORGANIZATION:   Delaware



ORGANIZATIONAL ID NUMBER:       54-1878819 (EIN)



CURRENT MAILING ADDRESS:        1500 Eckington Place, N.E., Washington, DC 20002



PLACE OF BUSINESS:              1500 Eckington Place, N.E., Washington, DC 20002



LOCATION OF GOODS:



FORMER LEGAL NAME(S):      none



                               Security Agreement

                                                                 Annex 2 to the
                                                             Security Agreement

                               "NEW DEBTOR" EVENTS


The Customer granted a Limited Recourse Obligations Guaranty, dated as of August 24, 2001, in favor of Fremont Investment & Loan in connection with the Loan and Security Agreement, dated as of August 24, 2001, by and between XM 1500 Eckington LLC and Fremont Investment & Loan.














                               Security Agreement